UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2007 (December 18, 2007)

CardioTech International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts, 01887
(Address of Principal Executive Offices) (Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2007, the Board of Directors of CardioTech International, Inc. (the “Company”) approved and adopted amendments to the Company’s Bylaws to provide for the issuance of uncertificated shares of the Company and the trading of the Company’s securities in book-entry form. The Board of Directors adopted these amendments to its Bylaws to comply with the requirements of the American Stock Exchange that the securities of listed issuers be eligible for listing and transfer through the Direct Registration System. The amendments to the Bylaws were effective immediately upon adoption. A copy of the amendments is filed herewith as exhibit 3.1.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

3.1 Amendment No. 1 to the Bylaws of CardioTech International, Inc. effective as of December 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

Dated: December 21, 2007 By: /s/ Michael F. Adams_____________________
Michael F. Adams
CEO and President

EXHIBIT INDEX

Exhibit No. Description

3.1 Amendment No. 1 to the Bylaws of CardioTech International, Inc. effective as of December 18, 2007.